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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Northern States Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
TO BE HELD ON May 19, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, May 19, 2005, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois.
      A Proxy Statement and Proxy for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:

1.	The election of eleven directors, each to serve a one year term;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2005; and

3.	Such other business as may properly come before the meeting or any adjournments thereof.
      Pursuant to the Bylaws of the Company, the Board of Directors has fixed April 7, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.
      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors:

Helen Rumsa
Secretary

Waukegan, Illinois
April 21, 2005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF NORTHERN STATES FINANCIAL CORPORATION
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION AND COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPANY PERFORMANCE
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
STOCKHOLDER COMMUNICATIONS
APPENDIX A
ADDENDUM TO AUDIT COMMITTEE CHARTER
PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES
APPENDIX B

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2005

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 19, 2005, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois. This Proxy Statement and the accompanying proxy are being mailed to the stockholders on or about April 21, 2005.
      Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates in person, by telephone or by facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company’s stock.
      Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy card. Any proxy given by the stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote in person on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy card will be voted as specified by the stockholders. If no choice is specified, the proxy will be voted FOR the election of the nominees as directors and FOR the ratification of the appointment of the independent auditors. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. With respect to proposal 2, shares represented by proxies which are marked “abstain” as to such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Proxies relating to shares held in “street name” which are voted by brokers on one, but not both, matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast as to such matter not voted upon.
      It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them FOR the election of the director nominees named in this Proxy Statement. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose.
      The 2004 Annual Report of the Company, including the consolidated financial statements, is being sent to stockholders concurrently with this Proxy Statement.
      On April 7, 2005, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,295,105 shares of Common Stock, $.40 par value per share, outstanding. For each matter to be voted upon at the Annual Meeting, each issued and outstanding share, as of the record date, is entitled to one vote.

DIRECTORS
      The Board of Directors of the Company as of April 7, 2005 consists of eleven directors. As previously announced by the Company, director Mr. Henry G. Tewes died November 21, 2004 and two new directors, Theodore A. Bertrand, GRI and Allan J. Jacobs, CPA, were appointed to the Board of Directors as of January 1, 2005, pursuant to the Company’s by-laws. The Board of Directors has nominated all of the incumbent directors for reelection upon recommendation of the Nominating and Corporate Governance Committee. The following table sets forth certain information regarding each nominee for the Board of Directors of the Company. If elected, each director will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Positions Held
Name	Age(1)	Since	with the Company During the Past Five Years.

Fred Abdula	79	1984	Director, Chairman of the Board and Chief Executive Officer. Owner and President of Air Con Refrigeration and Heating, Inc. a heating and air conditioning contracting firm.
Helen Rumsa	80	1984	Director and Secretary. Secretary of Bertrand Bowling Lanes, Inc., a bowling establishment.
Kenneth W. Balza	67	1988	Director. Retired President, Bank of Waukegan.
Theodore A. Bertrand	48	2005	Director. Independent Contractor for RE/Max Showcase, a realty firm.
Jack H. Blumberg	73	1991	Director. Managing partner of Blumberg & Co., a real estate company.
Frank Furlan	75	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.
Harry S. Gaples	69	1987	Director. President of Kleinschmidt Inc. Kleinschmidt provides car location message services to shippers and value added network services for business documents electronically exchanged.
James A. Hollensteiner	73	1991	Director. Retired Chairman of the Board and President, First Federal Bank, fsb.
Allan J. Jacobs	69	2005	Director. Of Counsel for Evoy, Kamshulte, Jacobs & Co., LLP Certified Public Accountants, a public accounting firm.
Raymond M. Mota	55	1996	Director. Owner and President of Mota Construction Co., Inc. a general building construction and contracting firm.
Frank Ryskiewicz	78	1984	Director. Owner and Chairman of the Board of Bertrand Bowling Lanes, Inc.

(1)	At December 31, 2004
      The Board of Directors has determined that all of the directors, other than Mr. Abdula, are “independent” within the meaning of the rules of the Nasdaq Stock Market.
COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY
      During 2004 the Company’s Board of Directors held twelve meetings and each incumbent director attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served.

      The Company’s Audit Committee is comprised of the following directors: Mr. Hollensteiner (Chairman), Mr. Blumberg (Vice Chairman), Mr. Gaples, Mr. Jacobs (joined Audit Committee January, 2005), Mr. Mota and Mr. Ryskiewicz. Mr. Hollensteiner was designated by the Board as an “audit committee financial expert” as defined in SEC rules, based on his knowledge of financial accounting and internal controls from his experience serving as Chairman of the Board and President of the former financial institution, First Federal Bank, fsb.
      The Audit Committee met nine times in 2004 and in January, March and April 2005. This included several meetings with representatives of Crowe Chizek with and without management present, to discuss the results of their examinations, their observations concerning our internal controls and the overall quality of our financial reporting. Similar meetings were held with representatives of management. Each member of the Audit Committee is independent as defined in the Nasdaq listing standards and meets the SEC’s heightened independence requirements for audit committee members. The Audit Committee’s function is to oversee the work of the Company’s internal audit staff and arrange for and oversee the annual consolidated audit of the Company, and its subsidiaries, Bank of Waukegan and First State Bank of Round Lake, by independent auditors. The Audit Committee is solely responsible for the selection of the independent auditors. Among other responsibilities, the Audit Committee also reviews the scope of the audit, the financial statements, the independent accountants’ management letter and management’s responses thereto and preapproves fees charged by the independent auditors for audits and special assignments. During 2004, the Audit Committee also met with the independent auditors, the internal auditor which included various representatives of outsourcing firms that assisted the internal auditor, representatives of management, and reviewed the Company’s progress with meeting the various requirements of the Sarbanes-Oxley Act. Mr. Hollensteiner, as Audit Committee Chairman, also, held and attended numerous meetings during the year relating to financial controls and Company compliance with the Sarbanes-Oxley Act.
      The Audit Committee operates under a written charter adopted by the Board of Directors, which is reviewed at least annually. It was amended and approved by the Board in June 2004. A copy of the charter is included in this Proxy Statement as Appendix A. The charter describes the primary responsibilities and duties of the Audit Committee.
      The Company’s Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Company Chairman and President, Mr. Abdula. Mr. Furlan is Chairman of such committee. The committee met once in 2004. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and its subsidiaries, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans. All members of the Compensation and Employee Benefits Committee are independent in accordance with NASDAQ Stock Market rules.
      Prior to December 2004, the Company’s Nominating and Corporate Governance Committee was comprised of Mr. Tewes (Chairman) Ms. Rumsa, and Mr. Ryskiewicz. Since January 2005, the Company’s Nominating and Corporate Governance Committee is comprised of Mr. Blumberg (Chairman), Mr. Furlan, Ms. Rumsa, and Mr. Ryskiewicz. The Committee met one time in 2004 and in February 2005 and nominated the slate of directors standing for nomination at the 2005 Annual Meeting. The Nominating and Corporate Governance Committee operates under a charter, a copy of which is included as Appendix B to this Proxy Statement. The principal functions of the Nominating Committee and Corporate Governance Committee are to select persons to be nominated by the Board of Directors and to consider corporate governance principles and make recommendations to the Board of Directors of corporate governance policies and guidelines. All members of the Nominating and Corporate Governance Committee are independent directors in accordance with NASDAQ Stock Market rules.
      Board Nomination Process. The Nominating and Corporate Governance Committee is responsible for recommending a slate of nominees to the Board of Directors for approval. The process for identifying and evaluating nominees to the Board of Directors is initiated by considering the appropriate balance of experience, skills and characteristics appropriate for the Company’s Board of Directors given the current needs of the Company. In identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought, the Committee will consider, input from members of the Board. The committee generally considers re-nomination of incumbent directors provided they continue to meet the qualification criteria determined appropriate by the committee.
      Criteria for Board Nomination. Nominees for director are selected on the basis of their depth and breadth of experience, standing in the community, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. The Committee believes qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgement gained through experience as a director of the Company. The value of these benefits may outweigh other factors. The Company’s Nominating and Corporate Governance Committee also seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.
      Stockholder Recommendations. The committee will use a similar process to evaluate candidates recommended by stockholders. However, to date, the Company has not received any stockholder’s recommendation of a director nominee.
      To recommend a prospective nominee for the committee’s consideration, please submit the candidate’s name and qualifications to the Chairman of the Nominating and Corporate Governance Committee. Submissions must (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such stockholder or stockholders, and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by the stockholders. Recommendations received by December 22, 2005 will be considered for nomination at the 2006 Annual Meeting of Stockholders.
      All Directors serve on the Board of Directors of both the Company and its subsidiary banks, Bank of Waukegan and First State Bank of Round Lake. Directors receive no compensation for serving on the Board of Directors of the Company or First State Bank of Round Lake or for any committee meetings. During 2004 and to date 2005, Directors receive $800 for each meeting of the Bank of Waukegan’s Board of Directors, with the exception of Ms. Rumsa who receives $1,200 for each such meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting.
REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
      This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the financial reporting process, audit process and internal controls.
      Any employee, officer, shareholder or other interested party that has an interest in communicating with the independent directors regarding financial matters, may do so by directing communication to the Chairman of the Audit Committee.
      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and the independent auditors, Crowe Chizek and Company LLC (“Crowe Chizek”). The committee also discussed with Crowe Chizek the matters required to be discussed by

SAS 61 (Codification of Statements on Auditing Standards) and received and discussed the written disclosures and the letter from Crowe Chizek required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit/ Compliance Committees). The Audit Committee has reviewed the relationship of the Company’s independent auditor with the Company, including audit fees and fees for other services rendered. The Audit Committee does not believe that the rendering of these services by Crowe Chizek is incompatible with maintaining Crowe Chizek’s independence. Based on this review and discussions with management and Crowe Chizek, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2004, which were filed with the SEC.
      The foregoing report is submitted by the Audit Committee.

Jack H. Blumberg	Harry S. Gaples	James A. Hollensteiner
Allan Jacobs	Raymond M. Mota	Frank Ryskiewicz
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      For information regarding certain relationships and related transactions, please refer to the section entitled “Compensation Committee Interlocks and Insider Participation” in this Proxy Statement.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of April 7, 2005, by (i) each director, (ii) each executive officer, and (iii) all executive officers and directors as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

	Number of	Percent
Name of Director Nominee or Executive Officer	shares	ownership

Fred Abdula(1)	853,765	19.9%
Kenneth W. Balza	24,520	.6%
Theodore Bertrand	340,120	7.9%
Jack H. Blumberg	8,910	.2%
Frank Furlan	34,800	.8%
Harry S. Gaples	86,300	2.0%
James A. Hollensteiner	47,500	1.1%
Allan Jacobs	5,300	.1%
Raymond M. Mota	23,975	.6%
Helen Rumsa	68,500	1.6%
Frank Ryskiewicz(2)	93,960	2.2%

All director nominees and executive officers of the Company (11 persons)	1,587,650	37.0%

(1)	Includes 15,000 shares held in a trust for the benefit of Mr. Abdula’s sister, an aggregate of 2,400 shares held in various trusts for the benefit of Mr. Abdula’s children and 70 shares held by the Air Con Employees Pension Plan.

(2)	Includes 22,000 shares owned jointly with children.

      To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Company’s Common Stock as of April 7, 2005, except for Mr. Fred Abdula and Mr. Theodore A. Bertrand, whose interest is set forth above.

	Amount of
	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	Ownership

Thomas Bertrand	347,500	8.1%
17585 West Bridle Trail Rd.
Gurnee, IL 60031
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal year 2004, all Section 16(a) filing requirements were timely complied with as applicable to its officers and directors.
EXECUTIVE COMPENSATION
      The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities, including amounts paid for service as a director, for each of the years ended December 31, 2004, 2003 and 2002, to the Company’s Chief Executive Officer. The Company had no other executive officers during these time periods. Mr. Abdula’s biographical information is set forth under “Directors” in this Proxy Statement.
SUMMARY COMPENSATION TABLE

	Annual Compensation

				Other Annual	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Compensation(2)

Fred Abdula, Chairman of the	2004	$156,000	$0	$9,600	$7,923
Board, President and CEO	2003	156,000	35,000	8,400	8,420
	2002	145,500	45,500	8,400	8,135

(1)	Consists of director fees.

(2)	Consists of the Company’s Profit Sharing Plan contribution to Mr. Abdula’s account.
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      The Compensation and Employee Benefits Committee of the Board of Directors established the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for executive officers. This Committee’s report documents the components of the Company’s executive officer compensation programs and describes the basis on which 2004 compensation determinations were made by the Committee with respect to the officers of the Company, including the executive officer that is named in the summary compensation table.

      The Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Mr. Abdula. The Chairman is Mr. Furlan who is an independent director who has no interlocking relationship as defined by the SEC.
      The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman and President of the Company, regarding compensation levels for the Company’s officers and officers of its subsidiaries, Bank of Waukegan and First State Bank of Round Lake, excluding him.
      Compensation Program Components. The Compensation and Employee Benefits Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for executive officers including base salary and annual incentives. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements, outside compensation consultants and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package will vary based on the performance of the Company.
      Following is a description of the elements of the Company’s executive compensation and how each relates to the Company’s compensation objectives and policies:
      Base Salary. The Compensation and Employee Benefits Committee reviews the executive officer’s salary annually and the salaries of the other Company’s officers and officers of its subsidiaries, Bank of Waukegan and First State Bank of Round Lake. In determining appropriate salary levels, the Committee considers level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, return on equity, as well as pay practices of other banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.
      Actual salaries are based on individual performance contributions relative to competitive salary range for each position that the Committee considers to be reasonable and necessary. Other factors, including background, experience and scope of accountability, can influence the determination of the appropriate salary level for an executive officer. The Committee approves all salary changes for the Company’s officers, and bases individual salary changes on a combination of factors such as the performance, salary level relative to the competitive market, the salary budget for the Company and recommendation of the Company’s Chairman of the Board and Chief Executive Officer.
      By design, the Compensation and Employee Benefits Committee strives to pay the executive officer’s salary and the salaries of the other Company’s officers and officers of its subsidiaries, Bank of Waukegan and First State Bank of Round Lake that are in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company.
      Annual Incentives. The Compensation and Employee Benefits Committee believes maximum performance can be encouraged through the use of an appropriate bonus program.
      Each year an Officer Bonus Plan is considered prior to the beginning of the new fiscal year and, if recommended by the Committee, is submitted to the Board of Directors for adoption, along with a recommendation of those employees eligible for participation. The Committee administers the bonus program with respect to all participants.
      The Company’s officers and officers of its subsidiaries, Bank of Waukegan and First State Bank of Round Lake, are eligible to participate in an annual bonus program based primarily on the attainment of certain return on equity goals. The objective of this program is to deliver competitive levels of compensation for the attainment of financial objectives and operating results that the Committee believes are primary determinants of share price over time. In particular, the program aims to focus corporate behavior on consistent and steady earnings growth as measured by return on assets, return on equity and basic earnings per share.

      The bonus program is designed to encourage initiative and creativity in the achievement of annual corporate and personal goals and to foster effective teamwork. It also enables the Company, without inflating base salaries, to retain highly skilled managers and competitively reward them with performance measured cash compensation.
      All participants, except for Mr. Abdula, are assigned weightings for various performance elements consisting of at least one or more operational and/or personal goals, which can vary from year to year and are unique to each individual participant, and for teamwork effectiveness. Weights for these elements are based on an individual’s accountability and impact on overall operations. The program adopted for 2004 had various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities ranging from 3% to 15% of base salary.
      In rating the performance and in determining the amount of annual incentive payments for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the Company as evaluated by corporate performance for the year and by progress toward long-range objectives and strategies.
      Compensation of the Chief Executive Officer. Mr. Abdula became Chairman of the Board of the Bank of Waukegan in June 1982. When the Company was formed in 1984 as the parent bank holding company of the Bank of Waukegan, Mr. Abdula became Chairman and Chief Executive Officer of the Company. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of the stockholders. A portion of his compensation is at risk, in the form of the annual incentive bonus.
      Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the Chief Executive Officer’s remuneration and the relationship of the Chief Executive Officer’s compensation to comparative data. During its review, the Committee primarily considers the Company’s overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company’s strategic plan and the development of sound management practices. No specific weightings are assigned to these factors. Therefore, although there is necessarily some subjectivity in setting the Chief Executive Officer’s salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the Chief Executive Officer’s consistent commitment to the long-term success of the Company.
      In accordance with the Committee’s established procedure and policies noted above, the Committee set the base salary for the Chief Executive Officer at its meeting of December 11, 2004, at $156,000 for 2004, unchanged from 2003.
      In consideration of the annual bonus incentive, the Chief Executive Officer’s program is based primarily on financial performance and return to stockholders. The Company’s financial performance for 2004, as measured by basic earnings per share, was expected to be below that which had been achieved for fiscal 2003. Accordingly, the Chief Executive Officer had recommended that no bonus be paid to him for 2004. The Committee, taking the Chief Executive Officer’s request into consideration, chose to pay no bonus to the Chief Executive Officer in 2004, as compared to $35,000 paid in 2003.
      Mr. Abdula’s total direct compensation (base salary) for 2004, is below the mid-point of the competitive market for 2004.
      This report shall not be deemed incorporated by reference into any filing under the Securities Act and the Exchange Act, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.
      The foregoing report is submitted by the Compensation and Employee Benefits Committee.

Kenneth W. Balza James A. Hollensteiner	Jack H. Blumberg Raymond M. Mota	Frank Furlan Frank Ryskiewicz	Harry S. Gaples Helen Rumsa

COMPENSATION AND COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
      The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, the subsidiaries of the Company, and additional transactions may be expected to take place in the future between such persons and subsidiaries. All outstanding loans from the Company’s subsidiary banks to such persons and their associates were made in the ordinary course of business of the subsidiary banks on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including its subsidiaries) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.
      At December 31, 2004, loans to executive officers and directors of the Company totaled $126,000 or .18% of stockholders’ equity. Unused commitments to make loans to executive officers and directors of the Company totaled $755,000.
      The Company made payments totaling $199,000 in 2004. Payments were for replacement of heating and air conditioning systems in three buildings owned by the Company and for maintenance of the systems to Air Con Refrigeration and Heating, Inc., a company owned by Mr. Abdula.

COMPANY PERFORMANCE
      This following performance graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
      The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, for the past five years.
      The following graph compares the performance of the Company with that of the Nasdaq Market Value Index, and a group of peer corporations with the investment weighted on market capitalization. Corporations in the peer group are northern Illinois bank holding companies as follows: Corus Bankshares, Inc., First Oak Brook Bankshares, Inc., MB Financial, Inc., Princeton National Bankcorp, Inc., UnionBancorp, Inc. and Wintrust Financial Corporation.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Northern States	$100.00	$91.85	$110.94	$147.72	$157.33	$177.33
Peer Group	100.00	147.70	180.81	215.39	317.23	422.88
Nasdaq Index	100.00	62.50	50.10	34.95	52.55	56.97

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
      Crowe Chizek and Company LLC served as the Company’s independent auditors of the fiscal year ended December 31, 2004 and the Audit Committee has selected Crowe Chizek and Company LLC (“Crowe Chizek”) as independent auditors for the Company for the year ending December 31, 2005. [Representatives of Crowe Chizek are expected to attend the meeting. They will be given an opportunity to respond to appropriate questions from stockholders present at the meeting.]
      Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2004, including the reviews of its financial statements included in the Company’s quarterly reports on Form 10-Q, assistance with Securities Act filings and related matters and consultations on financial accounting and reporting standards arising during the course of the audit or reviews for that fiscal year were $172,000. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in the company’s quarterly reports on Form 10-Q for that fiscal year were $111,000.
      In 2004 and 2005, Crowe Chizek and Company LLC also performed services related to the attestation of management’s assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Costs to date for this attestation work equal $160,100. The auditor estimates that an additional $58,000 in fees will be incurred to complete this work.
      Audit-Related Fees. In 2004, Crowe Chizek provided services related to the production of templates for use in the Company’s internal control attestation efforts. In addition, fees were also paid to Crowe Chizek in 2004 and 2003 for preparation of Form 5500 and attachments for the Northern States Financial Corporation Employees Group Benefits Plan, reading of the Form 10-K, assistance with FDICIA and accounting matters regarding problem loans. Total amount of fees paid to Crowe Chizek and Company LLC in 2004 and 2003 for such services were $48,150 and $24,900, respectively.
      Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice, and tax planning were $14,000 for the fiscal year ended December 31, 2004 with an estimated $2,500 to complete the 2004 tax return and $9,600 for the fiscal year ended December 31, 2003. Such services consisted of assistance in the preparation of Federal and state income tax filings, Federal and state tax examination assistance, and other tax planning consultations.
      All Other Fees. Fees totaling $9,200 and $13,300 were paid to Crowe Chizek in fiscal years ended 2004 and 2003, respectively for website hosting and maintenance services for non-transactional websites, including licensing of calculators used on the websites.
      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors must provide detailed back-up documentation at the time of approval.
      All of the services provided by the independent auditors in 2004 were pre-approved by the Audit Committee.
      The Board of Directors recommends ratification of the selection of Crowe Chizek and Company LLC as independent auditors.
STOCKHOLDER PROPOSALS
      If a stockholder intends to present a proposal at the Company’s 2006 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices not later than December 22, 2005. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s Proxy Statement for the Company’s

2006 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than March 7, 2006. Even if proper notice is received on or prior to March 7, 2006, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.
OTHER BUSINESS
      At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.
STOCKHOLDER COMMUNICATIONS
      Generally, stockholders who have questions or concerns regarding the Company should contact by mail Fred Abdula, Chairman of the Board, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085 or by telephone at (847) 244-6000 Ext. 238. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/ o Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.
      We have a policy of encouraging director attendance at the annual stockholders’ meeting. All of our directors attended our 2004 annual stockholders’ meeting.
      A COPY OF COMPANY’S ANNUAL REPORT ON THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THOMAS M. NEMETH, VICE PRESIDENT & TREASURER, NORTHERN STATES FINANCIAL CORPORATION, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

By Order of the Board of Directors

Helen Rumsa
Secretary
Waukegan, Illinois
April 21, 2005
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

APPENDIX A
NORTHERN STATES FINANCIAL CORPORATION AND SUBSIDIARIES AUDIT
COMMITTEE CHARTER

I.	PURPOSE
      The primary function of the Audit Committee is to fulfill oversight responsibility by reviewing: the financial reports and other financial information provided by the Company to any governmental/regulatory body or to the public; the Company’s internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Hire, compensate and fire, if necessary, the Company’s independent accountants.

•	Review and appraise the independence and the audit efforts of the Company’s independent accountants and internal auditing department.

•	Provide an open avenue of communication amongst the independent accountants, financial and senior management, the internal audit department and the Board of Directors.

•	Resolve disagreements that may arise between management and the independent accountants involving financial reporting.

•	Monitor the Company’s compliance with legal and regulatory requirements.
      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION
      The Audit Committee shall be comprised of at least three or more directors as determined by the Board. Each member of the Audit Committee shall meet the independence and experience requirements as may be promulgated by the SEC and NASDAQ from time to time. Additionally, all members of the Committee shall have a basic understanding of accounting principles and internal controls as well as be able to read and understand financial statements. The Audit Committee shall have the authority to retain special outside legal counsel, accounting experts distinct from the independent accountants or other consultants to advise the Committee as circumstances warrant. The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board for a period of one year. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair.

III.	MEETINGS
      As part of its job to foster open communication, the Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate with executive management, the independent accountants, and the Internal Auditor to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall review and discuss quarterly with the independent accountants and management, the corporation’s financial statements (consistent with IV.5. below).

IV.	DUTIES AND RESPONSIBILITIES
      To fulfill its duties and responsibilities the Audit Committee shall:
Documents/Reports to Review

1.	Review the Audit Committee Charter, Internal Audit Charter and Audit Department Policies on an annual basis and recommend any proposed changes to the Board for approval.

2.	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the report provided by the independent accountants that delineate all relationships they have with the company and actively discuss with the independent accountants any relationships or services that may impact their independence or objectivity. The Audit Committee will take appropriate action should significant issues regarding the independent accountant’s independence or objectivity arise.

4.	Review the regular internal reports to management prepared by the internal auditing department and management’s response thereto.

5.	Review with financial management and the independent accountants Form 10-Q and Form 10-K prior to their filing. Additionally, the Committee shall review pertinent documentation associated with the certifications provided by the CEO and CFO under the Sarbanes-Oxley Act including any disclosures by management regarding deficiencies in internal controls or fraud involving management or other employees with a role in the Company’s internal controls.

6.	Review with financial management, independent accountants and the internal auditor the Reports by Bank management on Internal Control and Compliance and the Company’s Statement of Management Responsibility that must be filed with the Bank’s and Company’s regulators within 90 days after year-end to satisfy FDICIA and SEC reporting requirements.

7.	Review any reports of the external auditors, which are required to be provided to the Audit Committee including any and all related to the Company’s critical accounting policies.

8.	Review and approve all related party transactions.
Independent Accountants

1.	Recommend the independent accountants, considering independence and effectiveness.

2.	Pre-approve all audit and permissible non-audit work of the independent accountant including tax services. The pre-approval of permissible non-audit services shall be disclosed within the 10-Q or 10-K as applicable. The Audit Committee Chairman may represent the entire committee with respect to this approval. Refer to attached addendum “Pre-Approval Policy On Use of Independent Auditor for Non-Audit Services” for specifics.

3.	Review and approve the audit scope and plan of the independent accountants.

4.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

5.	Periodically consult with the independent accountants and internal auditor and review the adequacy of internal and disclosure controls in place and approve any proposed discharge regarding internal/disclosure controls and the fullness and accuracy of the Company’s financial statements.

Internal Audit Department

1.	Review with management and the internal auditor the internal audit plan, budget and staffing; the internal audit department charter; any material changes in the planned scope of the internal audit plan and any difficulties encountered in the course of the internal audits, including any restrictions on the scope of internal audit work or access to required information.

2.	Review with the internal auditor and/or independent accountant any significant findings encountered during the year by the internal audit department, independent accountants or Company regulators and management resolution of them. Further, ascertain the status of prior internal or external audit or regulatory recommendations.

3.	Review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor.
Financial Statement Processes

1.	In consultation with the independent accountants and the internal auditor, review the integrity of the Company’s financial reporting process, both internal and external.

2.	In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding the effectiveness of the Bank’s internal control structure based upon the evaluation process performed by management using COSO defined criteria for effective internal control over financial reporting.
Financial Statement Processes

3.	In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding compliance with designated laws and regulations regarding loans and dividend restrictions as designated under 12 CFR Part 363.

4.	Consider the independent accountants’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reports.

5.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, internal audit department or financial management.
Process Improvement

1.	Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and internal audit department regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgements.

2.	Following completion of the annual audit, review separately with management, the independent accountants and internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review and resolve any significant disagreement amongst management and the independent accountants or internal auditing department in connection with the preparation of the financial statements.

4.	Review with the independent accountants, internal audit department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

5.	Review with the independent accountants and internal audit department the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6.	Ongoing education and training shall be provided to Committee members as deemed appropriate.
Ethical and Legal Compliance

1.	Establish, review and update periodically the Company’s code of ethical conduct and ensure that management has established a system to enforce this code.

2.	Review management’s monitoring of the Company’s compliance with the Company’s Code of Ethical Conduct and ensure that management has the proper review system in place to ensure the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3.	Establish, periodically review and update procedures to receive and handle anonymous complaints about accounting or auditing matters.

4.	Review with the Company’s legal counsel any legal matter that could have a significant impact on the Company’s financial statements.
Miscellaneous

1.	Maintain minutes or other records of meeting or other activities of the Audit Committee.

2.	Report through its Chair to the full Board of Directors the minutes of meetings of the Audit Committee.

3.	Prepare and/or approve report for inclusion within the Company’s annual proxy statement that describes the Committee’s composition and responsibilities and how they were discharged.

4.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

5.	The Company shall provide appropriate funding to the Audit Committee as it deems appropriate to compensate the public accounting firm rendering an audit of the Company as well as to any advisors employed by the Audit Committee.
      While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.
ADDENDUM TO AUDIT COMMITTEE CHARTER
PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES
Introduction
      The Sarbanes-Oxley Act (“Act”) and related Securities and Exchange Commission Rule “Strengthening the Commission’s Requirements Regarding Auditor Independence” establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings). As the Bank of Waukegan, a wholly owned subsidiary of Northern States Financial Corporation, is an insured institution with $500 million or more in total assets and has registered securities subject to 335 of the FDIC regulations, our external auditor must meet the independence requirements and interpretations of the SEC and its staff.

      The Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: (1) The Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, (2) The Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.
      This policy outlines the circumstances under which the Company may engage the independent auditor.
Purpose
      The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.
Criteria
      The Company endorses the criteria established by the Act and related SEC Rule. All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.
Required By the Act

•	By performing this service the auditor cannot be placed in a position of auditing their own work (such as performing actuarial services);

•	In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);

•	The auditor cannot act as an advocate of the client (such as providing legal or expert services);

•	The auditor cannot be a promoter of the Company’s stock or financial interests;

•	The audit cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client.

2.	Financial information systems design and implementation.

3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.	Actuarial services.

5.	Internal audit outsourcing services.

6.	Management functions or human resources.

7.	Broker or dealer, investment advisor, or investment banking services.

8.	Legal services.

9.	Expert services unrelated to the audit.
      The Audit Committee requires that each particular service to be performed is sufficiently detailed. As such, monetary limits are not to be the only basis for the pre-approval and the Audit Committee will not consider services described using broad categories. Further, management will inform the Audit Committee when any such services are provided. The Audit Committee, in no circumstances, will delegate the Audit Committee’s authority to management.

Audit Committee Evaluation and Approval
      The “approver”, whether the full Committee or its designee, will evaluate the service against the criteria described above. As part of the evaluation, the “approver” will also discuss the potential impairment of auditor independence with management. If the results of the evaluation lead to approval of the service, such approval will be documented in the Audit Committee Minutes.
Audit Committee Designee
      The Sarbanes-Oxley Act of 2002 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors. Any such designation will be duly noted in the Audit Committee Minutes.
      The Audit Committee has adopted this policy on December 16, 2003.
Audit Committee Designee
      The Sarbanes-Oxley Act of 2002 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors. The Audit Committee hereby designates the following individual to serve in that capacity:
Audit Committee Chairman (or Vice Chairman, if applicable)
      The decisions of this member shall be presented to the full Audit Committee at each of its scheduled meetings.
Sample Pre-Approval of Non-Audit Service by External Auditor-Inclusion in the
Audit Committee Minutes
      (Audit Committee Designee), a member of the Audit Committee and an independent Board member, reviewed and approved on Month, Day, Year, a non-audit service to be provided to the Company in advance of Crowe Chizek & Co., LLC’s performance of the services. A record of this approval is made by inclusion in these Audit Committee Minutes. Pursuant to Section 202 of the Sarbanes-Oxley Act of 2002, the Company’s Audit Committee hereby notes such approval by the Audit Committee’s appointed designee.
Sample Notification from Management for Non-Audit Services Rendered by External Auditor
Notification to Audit Committee
      Pursuant to the pre-approval of services authorized by the Audit Committee on Month, Day, Year, management is duly notifying the Audit Committee of certain services completed in compliance with your pre-approval. The following services have been completed by Crowe Chizek and Company, LLC during the quarter-ended                     (or since the last Audit Committee Meeting.)
      Services frequently performed in conjunction with the audit include:

•	Consultation regarding financial, accounting and reporting standards evaluation of newly issued accounting standards or entrance into a new activity which includes understanding authoritative literature. Management is responsible for the selection and application of accounting principles.

•	Discussions with management, and preparation of related documentation, relative to accounting for a proposed acquisition or disposition of assets or of any entity or a transaction, which includes understanding the relevant authoritative literature. Management is responsible for the selection and application of accounting principles.

•	Discussions with management and preparation of related documentation regarding the potential effectiveness of internal controls designed by management for new transactions or a new line of business, including input in advance on key control considerations. Research relating to specifically a new line of business or new transactions may include diagnosing assessing and providing recommendations to the Audit Committee and management.

•	Discussions with management relative to specified internal control matters. Research relating to specified internal control matters may include diagnosing, assessing and providing improvement suggestions to the Audit Committee and management.

•	Discussions with management regarding requirements of specified banking, SEC Regulations and the Sarbanes-Oxley Act.

•	Updates to Crowe Chizek and Company, LLC’s CEO and CFO Certifications Toolkit.

      Tax services include:

•	Consultation regarding tax-planning strategies (on a regular fee, not contingent fee, basis).

•	Consultation regarding interpretations of tax authority code and providing expertise for a given transaction.

•	Assistance with tax examinations including responding to taxing authority and providing expert knowledge and information.

•	Assistance to company personnel regarding completion of various payroll tax, unemployment tax, sales tax, property tax, and information forms required by federal, state or local taxing authorities.

•	Review of Company’s computations for estimated quarterly tax payments required by federal or state taxing authorities
Request By:

 (Management)
Request Dated:

Approved By:

 (Audit Committee or Designee)
Approval Dated:

Copy Submitted To

 , Crowe Chizek and Company, LLC via fax dated:

APPENDIX B
NORTHERN STATES FINANCIAL CORPORATION
Nominating and Corporate Governance Committee
of the Board of Directors
COMMITTEE CHARTER
Approved by Board of Directors on March 16, 2004
Composition:
      The Nominating and Corporate Governance Committee (the “Committee”) shall be comprised of not less than three independent members of the Board of Directors (the “Board”) of Northern States Financial Corporation (the “Company”), as may be appointed to the Committee from time to time by a majority of the Board. No member of the Committee shall be an employee of the Company, and each member must be determined by the Board to be “independent” in accordance with the rules of the Nasdaq National Market applicable to Board members generally. The Chairman of the Nominating Committee shall be designated by the Board out of those members appointed to the Committee. The Committee Chairman shall preside at meetings of the Committee (or in his absence, such other member as designated by the Committee).
Duties and Responsibilities:
      The Committee is responsible for proposing to the Board of a slate of nominees for election as directors by stockholders at each annual meeting. The duties of the Committee shall include (in addition to any other specific authority delegated from time to time to the Committee by resolution if the Board) the following:

1.	Determine criteria for the selection and qualification of the members of the Board consistent with such corporate governance and other policies the Board may from time to time adopt and in order to ensure that at least a majority of the Board is comprised of “independent” directors;

2.	Evaluate and recommend for nomination by the Board, candidates to be proposed for election by the stockholders at each annual meeting;

3.	Seek out possible candidates and otherwise aid in attracting highly qualified candidates to serve on the Board;

4.	Recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings;

5.	Review information provided by directors in response to the annual Director & Officer Questionnaire regarding directors’ relationship with the Company and other relevant information to evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, for Board approval regarding determination of each member’s “independence” status consistent with then applicable listing standards of the Nasdaq National Market;

6.	From time to time, evaluated emerging “best practices” and consider the effectiveness of corporate governance principles and procedures followed by the Company and the Board and, as appropriate, recommend for Board approval corporate governance policies or guidelines relating to, among other things:

(a)	The structure of various committees of the Board, the composition and individual members of such committees and the functions of the Board and the committees thereof;

(b)	Board and Board committee meeting schedules and agendas and director responsibilities regarding meeting attendance and preparation;

(c)	Board member attendance at annual stockholder meetings and processes for security holders to communicate with Board members;

B-1

(d)	Director access to management and, as necessary and appropriate, independent advisors;

(e)	Such other matters deemed advisable to improve the overall effectiveness of the Board;

7.	Review, at least annually, the Company’s code of ethics and if appropriate, make recommendations or enhancements thereto, and consider requested waivers thereof, if any, for directors or executive officers;

8.	Review, at least annually, the Committee charter and recommend changes to the Board for approval as appropriate.
      In carrying out its duties and responsibilities, the Nominating Committee is authorized to engage such independent consultants and advisors, including search firms as the Committee deems necessary and advisable.
Manner of Acting:
      A majority of the members of the Committee, whether present at the meeting in person or by telephone, shall constitute a quorum at any meeting. Approval by a majority of the members present is necessary for Committee action. Minutes shall be recorded of each meeting held. Actions may be taken by written consent in lieu of a meeting of the Committee. The Committee may form and delegate all or part of it authority to subcommittees when appropriate.
Reports:
      The Chairman of the Nominating and Corporate Governance Committee (or in the absence, such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting thereof with respect to any action taken by the Committee if any meetings if the Committee have been held (or action otherwise taken) since the date of the previous Board Meeting.

B-2

PROXY
NORTHERN STATES FINANCIAL CORPORATION
Annual Meeting of Stockholders, May 19, 2005
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned stockholder of Northern States Financial Corporation hereby appoint Fred Abdula and Frank Furlan as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjournments thereof, to be held at the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, May 19, 2005, at 4:30 P.M., in accordance with the following instructions.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
May 19, 2005

Please date, sign and mail your proxy
card in the envelope provided as soon as
possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF OFFICERS:
NOMINEES
☐	FOR ALL NOMINEES	o Fred Abdula
o Kenneth W. Balza
o Theodore A. Bertrand
☐	WITHHOLD AUTHORITY	o Jack H. Blumberg
	FOR ALL NOMINEES	o Frank Furlan
o Harry S. Gaples
☐	FOR ALL EXCEPT	o Allan J. Jacobs
	(See instructions below)	o James A. Hollensteiner
o Raymond M. Mota
o Helen Rumsa
o Frank Ryskiewicz

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the Company for the year ending December 31, 2005.	☐	☐	☐

INSTRUCTION:	To withhold authority to any individual nominee (s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box a right and indicate your new address in the space above. Please note that changes to the registered name (s) on the account may not be submitted via this method
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a signer is a partnership, please sign in partnership name by authorized person.